CAPITAL BANK
FINANCIAL CORP

2014 First Quarter Earnings

April 17, 2014

Safe Harbor Statement

Forward-Looking Statements

Information in this presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as "anticipate," "believes," "can," "could," "may," "predicts," "potential," "should," "will," "estimate," "plans," "projects," "continuing," "ongoing," "expects," "intends" and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under the caption "Risk Factors" in the annual report on Form 10-K and other periodic reports filed by us with the Securities and Exchange Commission. Any or all of our forward-looking statements in this presentation may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of future acquisitions or business combinations and our ability to integrate the acquired business into our business model; (7) projected population and income growth in our targeted market areas; (8) competitive pressures in our markets and industry; and (9) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements which should be read in conjunction with the other cautionary statements that are included elsewhere in this presentation. Further, any forward-looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Our Path to Investor Returns

Goals	1Q 2014 Results
■ Improve core ROA to 1.0%	■ 0.76%, up from 0.55% in 1Q13
■ Generate organic loan and core deposit growth	■ 7.7% annualized core deposit growth, flat loan growth
■ Deploy capital through acquisitions, in a thoughtful and disciplined manner	■ Ongoing evaluation of / dialogue with potential targets
■ Optimize capital structure and return excess capital to investors	■ Repurchased $23 mm of stock
■ Target low double-digit core ROTCE	■ 5.2%, up from 4.0% in 1Q13

Intense focus on improving/sustaining ROTCE

ROTCE = Return on Tangible Common Equity. ROA = Return on average assets. See reconciliation of non-GAAP measures in appendix.

The Capital Bank Story

From 'blind pool' to $6.5 billion bank in three years



Total Assets
$ mm's
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1



Winston-Salem
Raleigh
Knoxville
Nashville
TN
NC
Charlotte
Columbia
SC
Charleston
AL
GA
Gulf of Mexico
FL
Naples
Miami

Source: SNL Financial

We've Built One Bank out of Seven Acquisitions

TIB FINANCIAL CORP.

CAPITAL BANK

GreenBankshares, Inc.

Southern Community FINANCIAL CORPORATION

FIRST NATIONAL BANK

METROBANK

TURNBERRY BANK

CAPITAL BANK FINANCIAL CORP

- Merged all acquisitions into single national charter: Capital Bank, NA
- Integrated onto single scalable processing platform
- Branded all retail stores Capital Bank
- Centralized all back-office functions
- Rolled out uniform products, pricing, and management practices across the footprint
- Established a common culture of performance, accountability, and compliance

First Quarter Highlights

- GAAP net income of $11.4 mm, or $0.22 per diluted share
- Core net income of $12.4 mm, or $0.24 per diluted share, up 33% y/y
- Core ROA improved to 0.76%, up from 0.55% in 1Q13
- Core deposit growth of 7.7% annualized on strong checking balances / accounts
- Legacy credit expenses down 30% y/y
- TBV per share improved to $18.69
- Strongly capitalized with consolidated tier 1 leverage of 14.9%

See reconciliation of non-GAAP measures in appendix.

First Quarter Core Earnings Summary

($ mm's except per share data)

	1Q14	4Q13	1Q13	Q/Q	Y/Y
Net interest income	62.5	65.7	67.1	-5%	-7%
Provision	(0.0)	3.3	5.4	100%	100%
Core non-interest income	11.2	13.1	10.9	-15%	3%
Core non-interest expense	53.9	55.0	56.4	2%	4%
Core pretax income	19.8	20.5	16.2	-3%	22%
Core net income	12.4	13.0	9.9	-5%	25%
Per share	$0.24	$0.25	$0.18	-4%	33%
Non-core adjustments	(1.0)	(0.8)	(4.1)	24%	-76%
Net income	11.4	12.2	5.8	-6%	98%
Per share	$0.22	$0.23	$0.10	-4%	120%
Net interest margin	4.41%	4.52%	4.33%	-0.11%	0.08%
Core fee ratio	15.2%	16.6%	14.0%	-1.4%	1.2%
Core efficiency ratio	73%	70%	72%	3%	1%
Core ROAA	0.76%	0.79%	0.55%	-0.03%	0.21%
Core ROTCE	5.2%	5.4%	4.0%	-0.2%	1.2%

After-tax non-core adjustment detail *$ mm's*	
Security Gains	(0.1)
Non-cash Equity Compensation	0.3
CVR Expense	0.8
Total	**1.0**

See reconciliation of non-GAAP measures in appendix.

New Loan Production Flat Y/Y

Originations by Product



$ mm's
$251
$302
$291
$409
$253
73
39
139
95
33
174
102
61
128
91
91
227
88
62
103
1Q13
2Q13
3Q13
4Q13
1Q14
Commercial
CRE
Consumer / Indirect

- Originations of $253 mm, flat y/y
- Appointed new leadership for mortgage lending and Florida commercial teams
- All production consistent with credit and interest rate risk standards

Originations by Geography



$ mm's
$251
$302
$291
$409
$253
36
143
72
42
151
109
46
180
65
121
198
90
62
122
69
1Q13
2Q13
3Q13
4Q13
1Q14
Florida
Carolinas
Tennessee

Yield on New Loans



4.38%
3.98%
3.98%
3.50%
4.00%
1Q13
2Q13
3Q13
4Q13
1Q14

Loan Portfolio Flat in 1Q

Loan Portfolio


$ mm's
253
-79
-21
-159
4,552
4,546
12/31/2013
Originations
Problem loans [1]
Net LOC Draws
Paydowns
3/31/2014

CRE Concentration


49%
35%
31%
27%
26%
2010 [2]
2011
2012
2013
1Q14

- Problem loan resolutions totaled $79 mm,[3] up from $68 mm in 4Q, and ahead of plan
- Paydowns improved significantly from $266 mm in 4Q13
- $21 mm net paydowns on lines of credit vs. flat in 4Q13
- Commercial real estate concentration remains within limits

(1) Resolution of criticized / classified loans, including collections, foreclosures, and impairments
(2) As of 6/30/2010, prior to purchase accounting
(3) Net reductions of special assets, including REO, totaled $73 mm, see p. 16

Continued Improvement in Deposit Quality and Cost

Core Deposit Balances

$ mm's



3,780
3,690
3,689
3,738
3,810
1,604
1,515
1,471
1,492
1,482
1,274
1,266
1,281
1,322
1,327
902
909
937
924
1,001
1Q13
2Q13
3Q13
4Q13
1Q14
Noninterest demand
NOW
Savings & Money Market

Core Deposit Mix

Core Deposits as a % of Total Deposits



CBF
All Banks Avg[1]
SE Peer Avg[2]
80%
70%
60%
50%
40%
78%
72%
68%
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4

Cost of Deposits



Total
Core
0.46%
0.43%
0.38%
0.34%
0.34%
Core: Nationwide and SE Peers
0.15%
0.14%
0.14%
0.14%
0.15%
1Q13
2Q13
3Q13
4Q13
1Q14

Net Checking Account Growth



2,268
1,315
633
187
2
(2,749)
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
1Q14 by Region
800
968
500
FL
Carolinas
TN

(1) Includes all publicly traded banks.
(2) Includes BKU, HBHC, UBSI, BXS, SCBT, IBKC, HOMB, EVER, FHN, PNFP, and UCBI.
(3) Average cost of core deposits nationwide was 19 bps in 4Q, and 20 bps for SE peers.

NIM Declines on Lower Loan Yields

Net Interest Margin


4.52%
4.41%
4Q13
Loans
Securities
Deposit Costs
Borrowing Costs
1Q14

- The net interest margin declined by 11 bps in the quarter, as yields on loans fell while the cost of deposits remained flat

Purchase Accounting Impact on NIM


Net Interest Margin
Contractual Net Interest Margin
4.33%
3.39%
4.32%
3.40%
4.45%
3.51%
4.52%
3.51%
4.41%
3.53%
1Q13
2Q13
3Q13
4Q13
1Q14

Yields


6.25%
5.96%
5.93%
5.88%
5.66%
All Loans
1.43%
1.40%
1.50%
1.65%
1.71%
Investments
1Q13
2Q13
3Q13
4Q13
1Q14

See reconciliation of non-GAAP measures in appendix.

Core Noninterest Income Flat Y/Y

Core Noninterest Income



$ mm's
20
15
10
5
0
-5
13.1
14.4
15.9
15.0
13.4
1Q13
2Q13
3Q13
4Q13
1Q14
FDIC indemnification asset (IA)
Core noninterest income, ex FDIC IA

$ mm's

	1Q14	4Q13	1Q13
Services charges on deposits	5.4	5.9	6.3
Debit card income	2.8	2.9	2.8
Fees on mortgage loans sold	0.8	1.1	1.2
Investment advisory and trust fees	1.3	1.1	0.3
Other	3.1	4.0	2.5
Total	**13.4**	**15.0**	**13.1**
FDIC indemnification asset	(2.2)	(1.9)	(2.2)
Total core noninterest income	**11.2**	**13.1**	**10.9**

- Excluding FDIC asset accretion, core noninterest income declined by $1.6 mm sequentially
- Mortgage fee pressure reflects higher interest rates. Secondary mortgage loan production declined from $34.7 mm in 4Q13 to $22.8 mm in 1Q14
- Investment advisory and trust fees reflect expansion of the wealth management sales force

See reconciliation of non-GAAP measures in appendix.

Core Noninterest Expense Flat Year-to-Date

Core Noninterest Expense

$ mm's



56.4
57.5
59.3
55.0
53.9
49.6
51.3
51.8
51.1
49.6
1Q13
2Q13
3Q13
4Q13
1Q14
Core non-interest expense, before REO
REO expense

$ mm's

	1Q14	4Q13	1Q13
Salaries and employee benefits	23.5	24.0	20.8
Net occupancy, equipment and software expense	10.5	10.4	10.7
Professional fees	2.0	2.4	2.6
Other	13.7	14.2	15.4
Core non-interest expense, before REO	**49.6**	**51.1**	**49.6**
REO expense	4.3	4.0	6.8
Core non-interest expense	**53.9**	**55.0**	**56.4**

- Excluding non-core adjustment and REO expense, expenses have been largely flat as we continue investing in revenue-producing positions and compliance functions, while improving the efficiency of our back office

See reconciliation of non-GAAP measures in appendix.

Liquidity and Capital Ratios Remain Strong

Liquidity

$ mm's


Cash / Equivalents
$175
14%
Agency MBS
$731
57%
Agency CMO
$149
11%
ABS / Other
$158
12%
CMBS
$61
5%
Muni
$15
1%

- Modified duration of investments was 4.0 years at March 31, 2014
- During 1Q, the company repurchased $23 mm of stock at an average price of $23.39 per share
- Our capital ratios remain strong with tier 1 leverage of 14.9% on a consolidated basis

Originated Loan Portfolio Performing Strongly

Originated Loan Portfolio

$ mm's



Balances
Nonaccrual%
Past Due + Nonaccrual %
2,500
2,000
1,500
1,000
500
-
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
1Q13
2Q13
3Q13
4Q13
1Q14

- At March 31, past dues / nonaccruals were 0.46%
- Net charge-offs in 1Q14 totaled $1.2 mm
- The provision of $2.5 mm maintained our reserve ratio at 0.85% of originated loans

Originated Loan Portfolio by Loan Type

$ mm's

	1Q14 Balance	% of Total	Criticized / Classified Balance	Criticized / Classified %
CRE	395.7	16.7%	5.8	1.5%
Commercial	1,332.5	56.3%	27.0	2.0%
Consumer / Other	639.8	27.0%	2.3	0.4%
Total	**2,368.0**	**100.0%**	**35.1**	**1.5%**

Special Assets Down 33% Y/Y

Special Assets



$ mm's
-33%
1,000
800
600
400
200
-
940
824
745
706
633
152
143
130
129
120
368
325
278
266
237
234
221
196
181
153
186
135
141
130
123
1Q13
2Q13
3Q13
4Q13
1Q14
Criticized
Classified Performing
Classified Non-Performing
REO

Nonperforming Loans / Total Loans



11.2%
8.9%
7.7%
5.8%
5.2%
2010
2011
2012
2013
1Q14

- During 1Q, we reduced the Special Assets portfolio by $73 mm, bringing the Y/Y reduction to $307 mm or 33%
- New inflows to non-performing status were $27 mm in 1Q14, down from $49 mm in 1Q13
- During 1Q14, we sold $16 mm in REO, up from $13 mm in 4Q13

Legacy Credit Expenses Declining

Legacy Credit Expense

$ mm's



-30%
9.3
7.6
6.5
10
9
8
7
6
5
4
3
2
1
-
1Q 13
4Q 13
1Q 14

Legacy Credit Expense Breakdown

	1Q14	4Q13	1Q13
Provision on legacy loans	(2.5)	(1.2)	(3.1)
FDIC indemnification asset expense	2.2	1.9	2.2
Foreclosed asset related expenses	4.3	4.0	6.9
Loan workout expense	1.2	1.6	2.0
Salaries and employee benefits	1.3	1.3	1.3
Total legacy credit expense	**6.5**	**7.6**	**9.3**

- Legacy credit expenses declined by $1.1 mm sequentially and are down 30% y/y
- We posted a reversal of impairment instead of a provision for the legacy loan portfolio to reflect strong cash flow performance in certain loan pools

Our Path to Investor Returns

Goals	1Q 2014 Results
■ Improve core ROA to 1.0%	■ 0.76%, up from 0.55% in 1Q13
■ Generate organic loan and core deposit growth	■ 7.7% annualized core deposit growth, flat loan growth
■ Deploy capital through acquisitions, in a thoughtful and disciplined manner	■ Ongoing evaluation of / dialogue with potential targets
■ Optimize capital structure and return excess capital to investors	■ Repurchased $23 mm of stock
■ Target low double-digit core ROTCE	■ 5.2%, up from 4.0% in 1Q13

Intense focus on improving/sustaining ROTCE

ROTCE = Return on Tangible Common Equity. ROA = Return on average assets. See reconciliation of non-GAAP measures in appendix.

Appendix

Reconciliation of Core Noninterest Income / Expense

$ mm's

Core non Interest Income	1Q14	4Q13	3Q13	2Q13	1Q13
Net interest income	$62.5	$65.7	$65.4	$65.4	$67.1
Reported non interest income	11.4	13.3	15.3	13.5	10.9
(-)Securities / Gains (losses)	0.2	0.2	(0.1)	0.2	–
Core non interest income	$11.2	$13.1	$15.3	$13.3	$10.9
Reported non interest expense	$55.2	$56.3	$59.3	$59.4	$61.3
(-) Conversion expenses	–	–	–	0.1	–
(-) Stock-based compensation	0.5	0.9	1.1	1.4	1.6
(-) Gain (loss) on extinguishment of debt	–	–	(0.4)	–	0.3
(-) CVR expense (income)	0.8	0.3	(0.8)	0.4	2.9
(-) Legal fees	–	–	–	–	0.1
Core non interest expense	$53.9	$55.0	$59.3	$57.5	$56.4
***Core fee ratio**	**15.2%**	**16.6%**	**19.0%**	**16.9%**	**14.0%**
****Core efficiency ratio**	**73.2%**	**69.8%**	**73.4%**	**73.0%**	**72.3%**

*Core fee ratio: core noninterest income / (net interest income + core noninterest income)

**Core efficiency ratio: core noninterest expense / (net interest income + core noninterest income)

Reconciliation of Core Net Income

$ mm's

	Quarter Ended 1Q14	Quarter Ended 1Q14	Quarter Ended 4Q13	Quarter Ended 4Q13	Quarter Ended 1Q13	Quarter Ended 1Q13
Net income	**$11.4**	**$11.4**	**$12.2**	**$12.2**	**$5.8**	**$5.8**
Adjustments	**Pre-Tax**	**After-tax**	**Pre-Tax**	**After-tax**	**Pre-Tax**	**After-tax**
Non-Interest Income						
Security gains*	(0.2)	(0.1)	(0.2)	(0.1)	-	-
Non-Interest Expense						
Stock-based compensation*	0.5	0.3	0.9	0.6	1.6	1.0
CVR expense	0.8	0.8	0.3	0.3	2.9	2.9
Legal and merger (professional fees)	-	-	-	-	0.1	0.1
Loss on extinguishment of debt*	-	-	-	-	0.3	0.2
Tax effect of adjustments*	(0.1)	N/A	(0.2)	N/A	(0.8)	N/A
Core Net Income	**$12.4**	**$12.4**	**$13.0**	**$13.0**	**$9.9**	**$9.9**
Average Assets	$6,554		$6,598		$7,202	
Tangible Common Equity	$947		$957		$1,002	
**Core ROAA	0.76%		0.79%		0.55%	
***Core ROTCE	5.2%		5.4%		4.0%	

*Tax effected at an income tax rate of 38.84%
**Core ROAA: Annualized core net income / average assets
***Core ROTCE: Annualized core net income / tangible common equity

Tangible Book Value

(In thousands, except per share data)

	March 31, 2014
Total common shareholders' equity	$1,103,756
Intangibles, net of taxes	(148,045)
Tangible book value*	$955,711
Common shares outstanding	51,129
Tangible book value per share	$18.69

* Tangible book value is equal to book value less goodwill and core deposit intangibles, net of related deferred tax liabilities.

Contractual Net Interest Margin

$ 000s

	Average Earning Assets	Net Interest Income	Net Interest Margin
March 31, 2014			
Reported	5,774,135	62,721	4.41%
Purchase accounting impact	(117,732)	12,762	0.88%
Contractual Net Interest Margin (1)			**3.53%**
December 31, 2013			
Reported	5,790,444	65,997	4.52%
Purchase accounting impact	(134,367)	15,094	1.01%
Contractual Net Interest Margin (1)			**3.51%**
September 30, 2013			
Reported	5,847,708	65,640	4.45%
Purchase accounting impact	(148,206)	14,269	0.94%
Contractual Net Interest Margin (1)			**3.51%**
June 30, 2013			
Reported	6,097,535	65,616	4.32%
Purchase accounting impact	(169,225)	14,271	0.91%
Contractual Net Interest Margin (1)			**3.40%**
March 31, 2013			
Reported	6,304,160	67,376	4.33%
Purchase accounting impact	(199,952)	15,144	0.94%
Contractual Net Interest Margin (1)			**3.39%**

(1) Excludes purchase accounting adjustments